Exhibit 10.598

SENIOR MEZZANINE LOAN AGREEMENT

Dated as of December 1, 2009

By and Among

IW MEZZ 2009, LLC,
as Borrower

and

JPMORGAN CHASE BANK, N.A.,
as Lender

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS; PRINCIPLES OF CONSTRUCTION

Section 1.1

Definitions

2

Section 1.2

Principles of Construction

28

ARTICLE II

GENERAL TERMS

Section 2.1

Loan Commitment; Disbursement to Borrower

28

Section 2.2

Interest; Loan Payments; Late Payment Charge

29

Section 2.3

Prepayments

31

Section 2.4

Intentionally Omitted

33

Section 2.5

Release of Property

33

Section 2.6

Intentionally Omitted

35

Section 2.7

Lockbox Account/Cash Management

35

ARTICLE III

INTENTIONALLY OMITTED

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1

Borrower Representations

37

Section 4.2

Survival of Representations

51

ARTICLE V

BORROWER COVENANTS

Section 5.1

Affirmative Covenants

51

Section 5.2

Negative Covenants

67

-i-

ARTICLE VI

INSURANCE; CASUALTY; CONDEMNATION

Section 6.1

Insurance

76

Section 6.2

Casualty

76

Section 6.3

Condemnation

76

Section 6.4

Restoration

77

ARTICLE VII

RESERVE FUNDS

Section 7.1

Required Repair Funds

77

Section 7.2

Tax and Insurance Reserve Fund

77

Section 7.3

Replacements and Replacement Reserve

78

Section 7.4

Rollover Reserve

84

Section 7.5

Ground Lease Reserve Fund

84

Section 7.6

Excess Cash Flow Reserve Fund

85

Section 7.7

Reserve Funds, Generally

86

ARTICLE VIII

DEFAULTS

Section 8.1

Event of Default

87

Section 8.2

Remedies

90

Section 8.3

Remedies Cumulative; Waivers

91

ARTICLE IX

SPECIAL PROVISIONS

Section 9.1

Securitization

92

Section 9.2

Securitization Indemnification

97

Section 9.3

Intentionally Omitted

100

Section 9.4

Exculpation

100

Section 9.5

Termination of Manager

103

Section 9.6

Servicer

104

Section 9.7

Splitting the Loan

104

ARTICLE X

MISCELLANEOUS

Section 10.1

Survival

105

-ii-

Section 10.2

Lender’s Discretion

105

Section 10.3

Governing Law

105

Section 10.4

Modification; Waiver in Writing

107

Section 10.5

Delay Not a Waiver

107

Section 10.6

Notices

107

Section 10.7

Trial by Jury

108

Section 10.8

Headings

109

Section 10.9

Severability

109

Section 10.10

Preferences

109

Section 10.11

Waiver of Notice

109

Section 10.12

Remedies of Borrower

109

Section 10.13

Expenses; Indemnity

109

Section 10.14

Schedules Incorporated

111

Section 10.15

Offsets, Counterclaims and Defenses

111

Section 10.16

No Joint Venture or Partnership; No Third Party Beneficiaries

111

Section 10.17

Publicity

111

Section 10.18

Waiver of Marshalling of Assets

112

Section 10.19

Waiver of Counterclaim

112

Section 10.20

Conflict; Construction of Documents; Reliance

112

Section 10.21

Brokers and Financial Advisors

112

Section 10.22

Prior Agreements

113

Section 10.23

Transfer of Loan

113

Section 10.24

Intentionally Omitted

113

Section 10.25

Certain Additional Rights of Lender (VCOC)

113

Section 10.26

Co-Lender Agent

114

Section 10.27

Note Register

114

SCHEDULES

Schedule I

–

Mortgage Borrower List

Schedule II

–

Leasing Conditions

Schedule III

–

O&M Properties

Schedule IV

–

Required Repairs

Schedule V

–

Lease Carveouts

Schedule VI

–

Release Amounts

Schedule VII

–

Alteration Conditions

Schedule VIII

–

List of Ground Leases

Schedule IX

–

Ground Lease Exceptions

Schedule X

–

Organizational Chart

Schedule XI

–

REOAs

Schedule XII

–

Flood Zone Properties

Schedule XIII

–

Intentionally Omitted

Schedule XIV

–

Sole Tenant Individual Properties/Leases

Schedule XV-A

–

Inland Pacific Property Services Managed Properties

Schedule XV-B

–

Inland Southwest Management LLC Managed Properties

Schedule XV-C

–

Inland US Management LLC Managed Properties

Schedule XVI

–

Assignment Representations

-iii-

SENIOR MEZZANINE LOAN AGREEMENT

THIS SENIOR MEZZANINE LOAN AGREEMENT, dated as of this 1st day of December, 2009 (as amended, restated, replaced, supplemented or otherwise modified from time to time, this “Agreement”), by and among JPMORGAN CHASE BANK, N.A., a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179 (together with its successors and assigns, “Lender”) and IW MEZZ 2009, LLC, a Delaware limited liability company having an address at 2901 Butterfield Road, Oak Brook, Illinois 60523 (“Borrower”).

W I T N E S S E T H:

WHEREAS, JPMorgan Chase Bank N.A., a banking association chartered under the laws of the Untied States of America, having an address at 383 Madison Avenue, New York, New York 10179 as mortgage lender (“Mortgage Lender”), has made a loan in the original principal amount of Five Hundred Million and No/100 Dollars ($500,000,000.00) (the “Mortgage Loan”) to the entities set forth on Schedule I hereto (“Mortgage Borrower”) pursuant to a Loan Agreement dated the date hereof (as amended, supplemented or otherwise modified from time to time, the “Mortgage Loan Agreement”), which Mortgage Loan is evidenced by an Amended, Restated and Consolidated Promissory Note of even date therewith (as amended, supplemented or otherwise modified from time to time, the “Mortgage Note”) made by Mortgage Borrower to Mortgage Lender and secured by, among other things, a certain Mortgage/Deed of Trust/Indemnity Deed of Trust/Deed to Secure Debt and Security Agreement of even date therewith (as amended, supplemented or otherwise modified from time to time, the “Mortgage”) by Mortgage Borrower in favor of Mortgage Lender pursuant to which Mortgage Borrower has granted the Mortgage Lender a first priority mortgage on, among other things, the real property and other collateral as more fully described in the Mortgage (collectively, the “Property”);

WHEREAS, (i) Borrower is the legal and beneficial owner of all of the equity and beneficial trust interests in Mortgage Borrower, Colesville One, LLC, a Maryland limited liability company (“Maryland Owner”), and Principal (as defined below) consisting of, in each case, a one hundred percent (100%) interest therein, and (ii) INLAND WESTERN BETHLEHEM SAUCON VALLEY BENEFICIARY, L.L.C., a Delaware limited liability company, INLAND WESTERN DUNCANSVILLE HOLLIDAY BENEFICIARY, L.L.C., a Delaware limited liability company, and INLAND WESTERN CRANBERRY BENEFICIARY, L.L.C., a Delaware limited liability company (collectively, “DST Pledgors”) is the legal and beneficial owner of  100% of the issued and outstanding beneficial trust interests in INLAND WESTERN BETHLEHEM SAUCON VALLEY DST, a Delaware statutory trust, INLAND WESTERN DUNCANSVILLE HOLLIDAY DST, a Delaware statutory trust, and INLAND WESTERN CRANBERRY DST, a Delaware statutory trust, respectively.

WHEREAS, as a condition precedent to the obligation of Lender to make the Loan to Borrower, Borrower and DST Pledgors have entered into that certain Senior Mezzanine Pledge Agreement and Security Agreement, dated as of the date hereof, in favor of Lender (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), pursuant to which Borrower and the DST Pledgors have granted to Lender a first priority security interest in the Collateral (as defined in the Pledge Agreement) as collateral security for the Debt (as defined below);

NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereto hereby covenant, agree, represent and warrant as follows:

ARTICLE I

DEFINITIONS; PRINCIPLES OF CONSTRUCTION

Section 1.1

Definitions.

  For all purposes of this Agreement, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

“Accrual Period” shall have the meaning set forth in Section 2.2.4 hereof.

“Additional Insolvency Opinion” shall mean any subsequent Insolvency Opinion.

“Adjusted Release Amount” shall mean, for each Individual Property, the sum of (a) the Release Amount for such Individual Property and (b) fifteen percent (15%) of the Release Amount for such Individual Property.

“Affected Collateral” shall have the meaning set forth in Section 9.1.5 hereof.

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, is in Control of, is Controlled by or is under common Control with such Person or is a director or officer of such Person or of an Affiliate of such Person.

“Affiliated Manager” shall mean any Manager in which Borrower, Mortgage Borrower, Maryland Owner, Principal or Indemnitor has, directly or indirectly, any legal, beneficial or economic interest.

“Agent” shall mean Wells Fargo Bank, National Association, a banking association chartered under the laws of the United States of America, or any successor Eligible Institution acting as Agent under the Cash Management Agreement.

“Aggregate Debt Service” shall mean, with respect to any particular period of time, the sum of scheduled principal and/or interest payments under the Mortgage Note, the Junior Mezzanine Note and the Note.

“Aggregate Threshold Amount” shall mean five percent (5%) of the outstanding principal balance of the Mortgage Loan.

“Agreement” shall mean this Loan Agreement, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Allocated Loan Amount” shall have the meaning set forth in Section 9.1.5 hereof.

“ALTA” shall mean American Land Title Association, or any successor thereto.

“Alteration Conditions” shall have the meaning set forth on Schedule VII hereof.

“Annual Budget” shall mean the operating budget, including all planned Capital Expenditures, for each Individual Property prepared by Borrower in accordance with Section 5.1.11(d) for the applicable Fiscal Year or other period.

“Approved Annual Budget” shall have the meaning set forth in Section 5.1.11(d) hereof.

“Assignment of Leases” shall mean (a) with respect to each Individual Property (other than the Maryland Individual Property), that certain first priority Assignment of Leases and Rents, dated as of the Closing Date, from the related Individual Mortgage Borrower, as assignor, to Mortgage Lender, as assignee, assigning to Mortgage Lender all of such Individual Mortgage Borrower’s interest in and to the Leases and Rents of the applicable Individual Property as security for the Mortgage Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, and (b) with respect to the Maryland Individual Property, that certain first priority Indemnity Assignment of Leases and Rents, dated as of the Closing Date, from Maryland Owner, as assignor, to Lender, as assignee, assigning to Mortgage Lender all of Maryland Owner’s interest in and to the Leases and Rents of the Maryland Individual Property as security for the Mortgage Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Assignment of Management Agreement” shall mean (a) with respect to each Individual Property (other than the Maryland Individual Property), that certain Senior Mezzanine Subordination of Management Agreement and Subordination of Management Fees dated as of the Closing Date among Lender, Borrower, the related Individual Mortgage Borrower and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, and (b) with respect to the Maryland Individual Property, that certain Senior Mezzanine Subordination of Management Agreement and Subordination of Management Fees dated as of the Closing Date among Lender, Borrower, Maryland Owner and Manager, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Award” shall mean any compensation paid by any Governmental Authority in connection with a Condemnation in respect of all or any part of any Individual Property.

“Bankruptcy Action” shall mean with respect to any Person (a) such Person filing a voluntary petition under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (b) the filing of an involuntary petition against such Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (c) such Person filing an answer consenting to or otherwise acquiescing in or joining in any involuntary petition filed against it, by any other Person under the Bankruptcy Code or any other Federal or state bankruptcy or insolvency law; (d) such Person consenting to or acquiescing in or joining in an application for the appointment of a custodian, receiver, trustee, or examiner for such Person or any portion of any Individual Property; or (e) such Person making an assignment for the benefit of creditors, or admitting, in writing or in any legal proceeding, its insolvency or inability to pay its debts as they become due.

“Bankruptcy Code” shall mean Title 11 of the United States Code, 11 U.S.C. §101, et seq., as the same may be amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors’ rights or any other Federal or state bankruptcy or insolvency law.

“Borrower” shall have the meaning set forth in the introductory paragraph hereto, together with its successors and permitted assigns.

“Borrower Remainder Account” shall have the meaning set forth in the Cash Management Agreement.

“Business Day” shall mean any day other than a Saturday, Sunday or any other day on which national banks in New York, New York or the place of business of the trustee under a Securitization (or, if the Securitization has not occurred, Lender), or any Servicer or the financial institution that maintains any collection account for or on behalf of any Servicer or any Reserve Funds or the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business.

“Capital Expenditures” shall mean, for any period, the amount expended for items capitalized under GAAP (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements).

“Cash Management Account” shall have the meaning set forth in Section 2.7.2(a) hereof.

“Cash Management Agreement” shall mean that certain Cash Management Agreement, dated as of the date hereof, by and among Borrower, Mortgage Borrower, Junior Mezzanine Borrower, Maryland Owner, Manager, Agent, Mortgage Lender, Junior Mezzanine Lender and Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Cash Sweep Event” shall mean the occurrence of:

(a)

an Event of Default;

(b)

any Bankruptcy Action of any Borrower, Mortgage Borrower or Maryland Owner;

(c)

a DSCR Trigger Event; or

(d)

any Bankruptcy Action of Indemnitor or Joint Venture Entity.

“Cash Sweep Event Cure” shall mean (a) if the Cash Sweep Event is caused solely by the occurrence of a DSCR Trigger Event, the achievement of a Debt Service Coverage Ratio of 1.12 to 1.00 or greater for six (6) consecutive months based upon the trailing six (6) month period immediately preceding the date of determination, or (b) if the Cash Sweep Event is caused by an Event of Default, the acceptance by Lender of a cure of such Event of Default (which cure Lender is not obligated to accept and may reject or accept in its sole and absolute discretion); provided, however, that, such Cash Sweep Event Cure set forth in this definition shall be subject to the following conditions, (i) no Event of Default shall have occurred and be continuing under this Agreement or any of the other Loan Documents, (ii) a Cash Sweep Event Cure may occur no more than a total of five (5) times in the aggregate during the term of the Loan, and (iii) Borrower shall have paid all of Lender’s reasonable expenses incurred in connection with such Cash Sweep Event Cure including, reasonable attorney’s fees.

“Cash Sweep Period” shall mean each period commencing on the occurrence of a Cash Sweep Event and continuing until the earlier of (a) the Payment Date next occurring following the related Cash Sweep Event Cure, or (b) until payment in full of all principal and interest on the Mortgage Loan and the Loan and all other amounts payable under the Loan Documents in accordance with the terms and provisions of the Loan Documents.

“Closing Date” shall mean the date hereof.

“Code” shall mean the Internal Revenue Code of 1986, as amended, as it may be further amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

“Co-Lender” shall have the meaning set forth in Section 10.26(a) hereof.

“Collateral” shall have the meaning set forth in the Pledge Agreement.

“Condemnation” shall mean a temporary or permanent taking by any Governmental Authority as the result or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, of all or any part of any Individual Property, or any interest therein or right accruing thereto, including any right of access thereto or any change of grade affecting such Individual Property or any part thereof.

“Contractual Obligation” shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound, or any provision of the foregoing.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a Person, whether through ownership of voting securities, by contract or otherwise.  “Controlled” and “Controlling” shall have correlative meanings.

“Covered Disclosure Information” shall have the meaning set forth in Section 9.2(b) hereof.

“Debt” shall mean the outstanding principal amount set forth in, and evidenced by, this Agreement and the Note together with all interest accrued and unpaid thereon and all other sums (including the Yield Maintenance Payment or Prepayment Premium) due to Lender in respect of the Loan under the Note, this Agreement, the Pledge Agreement, the Environmental Indemnity or any other Loan Document.

“Debt Service” shall mean, with respect to any particular period of time, interest payments due under this Agreement and the Note.

“Debt Service Coverage Ratio” shall mean a ratio as of the applicable date of determination in which:

(a)

the numerator is the Net Operating Income (excluding interest on credit accounts and using annualized amounts for any recurring expenses not paid monthly) for the applicable period as set forth in the statements required hereunder, without deduction for (i) actual management fees incurred in connection with the operation of the Properties, (ii) amounts paid to the Reserve Funds, less (A) management fees equal to four percent (4.0%) of Gross Income from Operations, (B) assumed Replacement Reserve Fund contributions equal to $0.15 per square foot of gross leasable area at the Properties; and (C) assumed reserves for tenant improvements and leasing commissions equal to $0.60 per square foot of gross leasable area at the Properties; and

(b)

the denominator is the aggregate amount, for the applicable period, of the Aggregate Debt Service.

“Default” shall mean the occurrence of any event hereunder or under any other Loan Document which, but for the giving of notice or passage of time, or both, would be an Event of Default.

“Default Rate” shall mean, with respect to the Loan, a rate per annum equal to the lesser of (a) the Maximum Legal Rate, and (b) five percent (5%) above the Interest Rate.

“Disclosure Document” shall mean any written materials used or provided to any prospective investors and/or Rating Agencies in connection with any public offering or private placement of Securities in a Securitization, including, without limitation, a prospectus, prospectus supplement, private placement memorandum, or similar offering memorandum or offering circular or collateral term sheet, in each case in preliminary or final form, and in each case, including any amendments or supplements thereto.

“DSCR Trigger Event” shall mean the Debt Service Coverage Ratio is less than 1.09 to 1.00, as determined by Lender, based upon the trailing three (3) month period immediately preceding the date of determination.

“DST Pledgors” shall have the meaning set forth in the recitals to this Agreement.

“Eligible Account” shall mean a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts maintained with a federal or state-chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. § 9.10(b), having in either case a combined capital and surplus of at least $50,000,000.00 and subject to supervision or examination by federal or state authority, as applicable.  An Eligible Account will not be evidenced by a certificate of deposit, passbook or other instrument.

“Eligible Institution” shall mean a depository institution or trust company insured by the Federal Deposit Insurance Corporation the short term unsecured debt obligations or commercial paper of which are rated at least “A-1” by S&P, in the case of accounts in which funds are held for thirty (30) days or less (or, in the case of accounts in which funds are held for more than thirty (30) days, the long term unsecured debt obligations of which are rated at least “AA-” by S&P); provided that KeyBank National Association will be deemed to be an Eligible Institution so long as its short-term unsecured debt obligations or commercial paper are rated at least “A-2” by S&P (or, if KeyBank National Association does not have any short-term unsecured debt rated by S&P, its long term unsecured debt obligations are rated at least “BBB+” by S&P).

“Embargoed Person” shall mean any Person, entity or government subject to trade restrictions under U.S. law, including, but not limited to, The USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701, et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1, et seq., and any Executive Orders or regulations promulgated thereunder including those related to Specially Designated Nationals and Specially Designated Global Terrorists, with the result that the investment in Borrower, Maryland Owner, Principal or Indemnitor, as applicable (whether directly or indirectly), is prohibited by law or the Loan made by Lender is in violation of law.

“Environmental Indemnity” shall mean that certain Environmental Indemnity Agreement, dated as of the date hereof, executed by Borrower in connection with the Loan for the benefit of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Environmental Report” shall have the meaning set forth in the Environmental Indemnity.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

“Event of Default” shall have the meaning set forth in Section 8.1(a) hereof.

“Excess Cash Flow” shall have the meaning set forth in the Cash Management Agreement.

“Excess Cash Flow Reserve Account” shall have the meaning set forth in Section 7.6 hereof.

“Excess Cash Flow Reserve Fund” shall have the meaning set forth in Section 7.6 hereof.

“Exchange Act” shall have the meaning set forth in Section 9.2 hereof.

“Fiscal Year” shall mean each twelve (12) month period commencing on January 1 and ending on December 31 during each year of the term of the Loan.

“Fitch” shall mean Fitch, Inc.

“Fixtures” shall have the meaning set forth in the granting clause of the Mortgage with respect to each Individual Property.

“Fresno Individual Property” shall mean the Individual Property located in Fresno, California.

“Fullerton Individual Property” shall mean the Individual Property located Fullerton, California.

“GAAP” shall mean generally accepted accounting principles in the United States of America as of the date of the applicable financial report.

“Governmental Authority” shall mean any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

“Gross Income from Operations” shall mean, during any period, all sustainable income as reported on the financial statements delivered by Borrower in accordance with this Agreement, computed in accordance with GAAP, derived from the ownership and operation of the Properties from whatever source during such period, including, but not limited to, (i) Rents from Tenants that are in occupancy, open for business and paying unabated Rent (excluding termination fees), (ii) utility charges, (iii) escalations, (iv) intentionally omitted, (v) service fees or charges, (vi) license fees, (vii) parking fees, and (viii) other required pass-throughs but excluding (i) Rents from Tenants that are subject to any Bankruptcy Actions (unless such Tenant has affirmed its Lease and is in occupancy, open for business and paying unabated, post-petition Rent), (ii) refunds and uncollectible accounts, (iii) sales of furniture, fixtures and equipment, (iv) Insurance Proceeds (other than business interruption or other loss of income insurance), (v) Awards, (vi) forfeited or unforfeited security deposits, (vii) utility and other similar deposits and (viii) any disbursements to Borrower, any Individual Mortgage Borrower or Maryland Owner from the Reserve Funds or Mortgage Reserve Funds, if any.  Gross income shall not be diminished as a result of the Mortgages or the creation of any intervening estate or interest in the Properties or any part thereof.

“Ground Lease Property” shall mean each real property demised by a Ground Lease.

“Ground Lease Reserve Account” shall have the meaning set forth in Section 7.5.1 hereof.

“Ground Lease Reserve Fund” shall have the meaning set forth in Section 7.5.1 hereof.

“Ground Leases” shall mean, collectively, those certain leases described on Schedule VIII attached hereto, as modified by any agreements executed by a Ground Lessor in favor of Lender in connection with the Loan.

“Ground Lessor” shall mean the respective ground lessor under each of the Ground Leases.

“Ground Rent” shall mean all rents (including both base and additional rent) and other charges due under each Ground Lease.

“Improvements” shall have the meaning set forth in the granting clause of the related Mortgage with respect to each Individual Property.

“Indebtedness” of a Person, at a particular date, means the sum (without duplication) at such date of (a) indebtedness or liability for borrowed money; (b) obligations evidenced by bonds, debentures, notes, or other similar instruments; (c) obligations for the deferred purchase price of property or services (including trade obligations); (d) obligations under letters of credit; (e) obligations under acceptance facilities; (f) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds, to invest in any Person or entity, or otherwise to assure a creditor against loss; and (g) obligations secured by any Liens, whether or not the obligations have been assumed (other than the Permitted Encumbrances).

“Indemnification Agreement” shall mean that certain Senior Mezzanine Guaranty Agreement dated as of the Closing Date by Indemnitor in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Indemnified Persons” shall have the meaning set forth in Section 9.2(b) hereof.

“Indemnifying Persons” shall have the meaning set forth in Section 9.2(b) hereof.

“Indemnitor” shall mean Inland Western Retail Real Estate Trust, Inc., a Maryland corporation.

“Independent Director” shall mean a natural Person who (a) is not at the time of initial appointment, or at any time while serving in such capacity, and is not, and has never been, and will not while serving as Independent Director be:  (i) a stockholder, director (with the exception of serving as the Independent Director of Borrower, an Individual Mortgage Borrower or Maryland Owner), officer, employee, partner, member (other than a “special member” or “springing member”), manager, attorney or counsel of Borrower, an Individual Mortgage Borrower or Maryland Owner, equity owners of Borrower, an Individual Mortgage Borrower, Maryland Borrower or Indemnitor or any Affiliate of Borrower, Indemnitor, an Individual Mortgage Borrower or Maryland Owner; (ii) a customer, supplier or other person who derives any of its purchases or revenues from its activities with Indemnitor, an Individual Mortgage

Borrower, Maryland Owner, equity owners of Borrower, Indemnitor, an Individual Mortgage Borrower or Maryland Owner or any Affiliate of Borrower, Indemnitor, an Individual Mortgage Borrower or Maryland Owner; (iii) a Person Controlling or under common Control with any such stockholder, director, officer, employee, partner, member, manager, customer, supplier or other Person; or (iv) a member of the immediate family of any such stockholder, director, officer, employee, partner, member, manager, customer, supplier or other Person and (b) has (i) prior experience as an independent director or independent manager for a corporation, a trust or limited liability company whose charter documents required the unanimous consent of all independent directors or independent managers thereof before such corporation, trust or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (ii) at least three years of employment and/or ownership experience with one or more nationally recognized companies that provides, inter alia, professional independent directors or independent managers in the ordinary course of their respective business to issuers of securitization or structured finance instruments, agreements or securities or lenders originating commercial real estate loans for inclusion in securitization or structured finance instruments, agreements or securities (a “Professional Independent Director”) and is at all times during his or her service as an Independent Director of Borrower, an Individual Mortgage Borrower or Maryland Owner an employee and/or owner of such a company or companies.  A natural Person who satisfies the foregoing definition except for being (or having been) the independent director or independent manager of a “special purpose entity” affiliated with a Borrower, an Individual Mortgage Borrower or Maryland Owner (provided such affiliate does not or did not own a direct or indirect equity interest in Borrower, an Individual Mortgage Borrower or Maryland Owner) shall not be disqualified from serving as an Independent Director, provided that such natural Person satisfies all other criteria set forth above and that the fees such individual earns from serving as independent director or independent manager of affiliates of Borrower, an Individual Mortgage Borrower or Maryland Owner in any given year constitute in the aggregate less than five percent (5%) of such individual’s annual income for that year.  A natural person who satisfies the foregoing definition other than subparagraph (a)(ii) shall not be disqualified from serving as an Independent Director of Borrower, an Individual Mortgage Borrower or Maryland Owner if such individual is a Professional Independent Director.

“Individual Mortgage Borrower” shall have the meaning set forth in the Mortgage Loan Agreement.

“Individual Property” shall mean each parcel of real property, the Improvements thereon and all personal property owned (or leased pursuant to a Ground Lease) by an Individual Mortgage Borrower or Maryland Owner and encumbered by a Mortgage, together with all rights pertaining to such property and Improvements, as more particularly described in the granting clauses of the related Mortgage and referred to therein as the “Property”.

“Insolvency Opinion” shall mean that certain non-consolidation opinion letter dated the date hereof delivered by Katten Muchin Rosenman LLP in connection with the Loan.

“Insurance Premiums” shall have the meaning set forth in the Mortgage Loan Agreement.

“Insurance Proceeds” shall have the meaning set forth in the Mortgage Loan Agreement.

“Interest Rate” shall mean a rate of 12.2352941% per annum.

“Joint Venture Entity” shall mean IW JV 2009, LLC, a Delaware limited liability company.

“Junior Mezzanine Borrower” shall mean IW MEZZ 2 2009, LLC, a Delaware limited liability company, together with its successors and permitted assigns.

“Junior Mezzanine Collateral” shall have the meaning ascribed to the term “Collateral” in the Junior Mezzanine Loan Agreement.

“Junior Mezzanine Debt Service” shall mean, with respect to any particular period of time, interest payments due under the Junior Mezzanine Loan Agreement, the Junior Mezzanine Note and the other Junior Mezzanine Loan Documents.

“Junior Mezzanine Lender” shall mean JPMorgan Chase Bank, N.A., a banking association chartered under the laws of the United States of America, together with its successors and assigns.

“Junior Mezzanine Loan” shall mean that certain loan made as of the date hereof by Junior Mezzanine Lender to Junior Mezzanine Borrower in the original principal amount of Forty Million and No/100 Dollars ($40,000,000.00), and collectively evidenced by the Junior Mezzanine Note.

“Junior Mezzanine Loan Agreement” shall mean that certain Junior Mezzanine Loan Agreement, dated as of the date hereof, between Junior Mezzanine Borrower and Junior Mezzanine Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified, from time to time.

“Junior Mezzanine Loan Documents” shall mean all documents evidencing the Junior Mezzanine Loan and all documents executed and/or delivered in connection therewith.

“Junior Mezzanine Loan Event of Default” shall have the meaning ascribed to the term “Event of Default” in the Junior Mezzanine Loan Agreement.

“Junior Mezzanine Note” shall mean collectively or individually as context may require, Junior Mezzanine Note A-1 and Junior Mezzanine Note A-2.

“Junior Mezzanine Note A-1” shall mean that certain Junior Mezzanine Promissory Note A-1 of even date herewith in the principal amount of Twenty Million and No/100 Dollars ($20,000,000.00), made by Junior Mezzanine Borrower in favor of Junior Mezzanine Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Junior Mezzanine Note A-2” shall mean that certain Junior Mezzanine Promissory Note A-2 of even date herewith in the principal amount of Twenty Million and No/100 Dollars ($20,000,000.00), made by Junior Mezzanine Borrower in favor of Junior Mezzanine Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Junior Mezzanine Release Amount” shall have the meaning ascribed to the term “Release Amount” in the Junior Mezzanine Loan Agreement.

“JPM” shall mean JPMorgan Chase Bank, N.A. and its successors in interest.

“Lease” shall mean, with the exception of any Ground Lease, any lease (including, without limitation, any Sole Tenant Lease), sublease or subsublease, letting, license, concession or other agreement (whether written or oral and whether now or hereafter in effect) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of any space in any Individual Property of an Individual Mortgage Borrower or Maryland Owner, and (a) every modification, amendment or other agreement relating to such lease (including, without limitation, any Sole Tenant Lease), sublease, subsublease, or other agreement entered into in connection with such lease, sublease, subsublease, or other agreement and (b) every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

“Leasing Conditions” shall have the meaning set forth on Schedule II hereof.

“Legal Requirements” shall mean, with respect to each Individual Property, all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting Borrower, the Collateral, Mortgage Borrower, Maryland Owner or any such Individual Property or any part thereof (including the Improvements thereon), or the construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, any Individual Mortgage Borrower or Maryland Owner, at any time in force affecting Borrower, Mortgage Borrower, Maryland Owner or such Individual Property or any part thereof (including the Improvements thereon), including, without limitation, any which may (a) require repairs, modifications or alterations in or to such Individual Property or any part thereof, or (b) in any way limit the use and enjoyment thereof.

“Lender” shall have the meaning set forth in the introductory paragraph hereto and, as context shall provide, means any individual Co-lender or all Co-Lenders collectively.

“Liabilities” shall have the meaning set forth in Section 9.2(b) hereof.

“Lien” shall mean any mortgage, deed of trust, deed to secure debt, indemnity deed of trust, lien, pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting Borrower, any Individual Mortgage Borrower, Maryland Owner, any Individual Property or the Collateral, any portion thereof or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic’s, materialmen’s and other similar liens and encumbrances.

“Liquidation Event” shall have the meaning set forth in Section 2.3.2(a) hereof.

“Loan” shall mean the loan made by Lender to Borrower pursuant to this Agreement and evidenced by the Note.

“Loan Documents” shall mean, collectively, this Agreement, the Note, the Pledge Agreement, the Environmental Indemnity, the O&M Agreements, the Assignment of Management Agreement, the Indemnification Agreement, the Cash Management Agreement and all other documents executed and/or delivered in connection with the Loan or any Securitization.

“Lockbox Account” shall have the meaning set forth in Section 2.7.1(a) hereof.

“Lockbox Agreement” shall mean that certain Clearing Account Agreement among Mortgage Borrower, Mortgage Lender, Manager and Lockbox Bank as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, relating to funds deposited in the Lockbox Account.

“Lockbox Bank” shall mean the clearing bank which establishes, maintains and holds the Lockbox Account.

“Management Agreement” shall mean (a) with respect to each Individual Property (other than the Maryland Individual Property), the management agreement entered into by and between the related Individual Mortgage Borrower and Manager, pursuant to which Manager is to provide management and other services with respect to such Individual Property; (b) with respect to the Maryland Individual Property, the management agreement entered into by and between Maryland Owner and Manager, pursuant to which Manager is to provide management and other services with respect to the Maryland Individual Property; or (c) if the context requires, the Replacement Management Agreement.

“Manager” shall mean (a) Inland Pacific Property Services LLC, a Delaware limited liability company, with respect to each Individual Property set forth on Schedule XV-A hereto, (b) Inland Southwest Management LLC, a Delaware limited liability company, with respect to each Individual Property set forth on Schedule XV-B hereto, (c) Inland US Management LLC, a Delaware limited liability company, with respect to each Individual Property set forth on Schedule XV-C hereto, or (d) if the context requires, a Qualifying Manager who is operating and managing an Individual Property in accordance with the terms and provisions of this Agreement pursuant to a Replacement Management Agreement.

“Market Conditions” shall mean a substantive adverse change in the performance or cash flow of properties generally resulting from significant downturns in the economy, disruptions in rental or other income or reimbursements due to a bankruptcy action of any tenant, casualty or condemnation, natural disaster, domestic unrest, terrorist activity, or unforeseen factors beyond the reasonable control of Manager.

“Maryland Individual Borrower” shall mean Inland Western Colesville New Hampshire SPE, L.L.C., a Delaware limited liability company, together with its successors and permitted assigns.

“Maryland Individual Property” shall mean the Individual Property located in the City of Colesville, County of Montgomery, and State of Maryland and currently known as the “Eckerd-Colesville, Maryland”.

“Maryland Owner” shall have the meaning set forth in the recitals hereto, together with its successors and permitted assigns.

“Maryland Owner Company Agreement” shall mean the Limited Liability Company Agreement of Maryland Owner, dated the date hereof, by Borrower, as sole member.

“Maryland Owner Indebtedness” shall have the meaning set forth in the Mortgage related to the Maryland Individual Property.

“Material Action” means, with respect to any Person, to file any insolvency or reorganization case or proceeding, to institute proceedings to have such Person be adjudicated bankrupt or insolvent, to institute proceedings under any applicable insolvency law, to seek any relief under any law relating to relief from debts or the protection of debtors, to consent to the filing or institution of bankruptcy or insolvency proceedings against such Person, to file a petition seeking, or consent to, reorganization or relief with respect to such Person under any applicable federal or state law relating to bankruptcy or insolvency, to seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar official of or for such Person or a substantial part of its property, to make any assignment for the benefit of creditors of such Person, to admit in writing such Person's inability to pay its debts generally as they become due, or to take action in furtherance of any of the foregoing.

“Material Agreements” means each contract and agreement relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of the Properties, other than the Management Agreement and the Leases, under which there is an obligation of Borrower, Mortgage Borrower or Maryland Owner to pay more than $100,000 per annum.

“Maturity Date” shall mean December 1, 2019, or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise.

“Maximum Legal Rate” shall mean the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

“Mezzanine Lender Agent” shall have the meaning set forth in Section 10.26(a) hereof.

“Miami Individual Property” shall mean the Individual Property located in Miami, Florida.

“Monthly Debt Service Payment Amount” shall mean the monthly payment of interest on the Loan calculated pursuant to Section 2.2.2 hereof.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Mortgage” shall have the meaning set forth in the recitals to this Agreement.

“Mortgage Adjusted Release Amount” shall mean the “Adjusted Release Amount” as defined in the Mortgage Loan Agreement.

“Mortgage Borrower” shall have the meaning set forth in the recitals to this Agreement, together with its successors and permitted assigns.

“Mortgage Borrower Company Agreement” shall mean, collectively, (i) the Limited Liability Company Agreement of the applicable Individual Mortgage Borrower and any applicable Principal dated the date hereof, by Borrower, as sole member, (ii) the Amended and Restated Limited Partnership Agreement of the applicable Individual Mortgage Borrowers, dated the date hereof, by Borrower, as limited partner and certain entities comprising Principal, as general partner, and (iii) the Amended and Restated Trust Agreement, dated the date hereof, of INLAND WESTERN BETHLEHEM SAUCON VALLEY DST, a Delaware statutory trust, INLAND WESTERN DUNCANSVILLE HOLLIDAY DST, a Delaware statutory trust, and INLAND WESTERN CRANBERRY DST, with INLAND WESTERN BETHLEHEM SAUCON VALLEY BENEFICIARY, L.L.C., INLAND WESTERN DUNCANSVILLE HOLLIDAY BENEFICIARY, L.L.C, and INLAND WESTERN CRANBERRY BENEFICIARY, L.L.C., as sole beneficiary, as applicable.

“Mortgage Lender” shall have the meaning set forth in the recitals to this Agreement, together with its successors and assigns.

“Mortgage Loan” shall have the meaning set forth in the recitals to this Agreement.

“Mortgage Loan Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Mortgage Loan Default” shall mean a “Default” under and as defined in the Mortgage Loan Agreement.

“Mortgage Loan Documents” shall mean, collectively, the Mortgage Note, the Mortgage Loan Agreement, the Mortgage, the Cash Management Agreement, and any and all other documents defined as “Loan Documents” in the Mortgage Loan Agreement, as amended, restated, replaced, supplemented or otherwise modified from time to time.

“Mortgage Loan Event of Default” shall mean an “Event of Default” under and as defined in the Mortgage Loan Agreement.

“Mortgage Note” shall have the meaning set forth in the recitals to this Agreement.

“Mortgage Release Amount” shall have the meaning ascribed to the term “Release Amount” in the Mortgage Loan Agreement.

“Mortgage Reserve Funds” shall mean the “Reserve Funds” as defined in the Mortgage Loan Agreement.

“Net Cash Flow” shall mean, with respect to the Properties for any period, the amount obtained by subtracting Operating Expenses and Capital Expenditures for such period from Gross Income from Operations for such period.

“Net Cash Flow Schedule” shall have the meaning set forth in Section 5.1.11(b) hereof.

“Net Liquidation Proceeds After Debt Service” shall mean, with respect to any Liquidation Event, all amounts paid to or received by or on behalf of Mortgage Borrower or Maryland Owner in connection with such Liquidation Event, including, without limitation, proceeds of any sale, refinancing or other disposition or liquidation, less (i) Lender’s and/or Mortgage Lender’s reasonable costs incurred in connection with the recovery thereof, (ii) the costs incurred by Mortgage Borrower or Maryland Owner in connection with a restoration of all or any portion of the Properties made in accordance with the Mortgage Loan Documents, (iii) amounts required or permitted to be deducted therefrom and amounts paid pursuant to the Mortgage Loan Documents to Mortgage Lender, (iv) in the case of a foreclosure sale, disposition or Transfer of any Individual Property in connection with realization thereon following an Event of Default under the Mortgage Loan, such reasonable and customary costs and expenses of sale or other disposition (including attorneys’ fees and brokerage commissions), (v) in the case of a foreclosure sale, such costs and expenses incurred by Mortgage Lender under the Mortgage Loan Documents as Mortgage Lender shall be entitled to receive reimbursement for under the terms of the Mortgage Loan Documents and (vi) in the case of a refinancing of the Mortgage Loan, such costs and expenses (including attorneys’ fees) of such refinancing as shall be reasonably approved by Lender.

“Net Operating Income” shall mean the amount obtained by subtracting from Gross Income from Operations (i) Operating Expenses, and (ii) a vacancy allowance equal to (a) zero, if actual vacancy at the Properties in the aggregate is greater than five percent (5%) or (b) five percent (5%) of Gross Income from Operations if actual vacancy at the Properties in the aggregate is less than five percent (5%).

“New Mezzanine Borrower” shall mean the entity which owns interest in the New Mortgage Borrower similar to the interests in Mortgage Borrower, Maryland Owner and Principal owned by Borrower.

“New Mezzanine Loan” shall have the meaning set forth in Section 9.1.3 hereof.

“New Mortgage Borrower” shall mean the entities to which the Properties are Transferred in accordance with Section 5.2.10(d).

“New Note” shall have the meaning set forth in Section 9.1.5 hereof.

“New Securitization Mezzanine Borrower” shall have the meaning set forth in Section 9.1.3 hereof.

“Northpointe Individual Property” shall have the meaning assigned to such term as set forth in the Mortgage Loan Agreement.

 “Northpointe Remainder Property” shall have the meaning assigned to such term as set forth in the Mortgage Loan Agreement.

“Northpointe Target Expansion Parcel” shall have the meaning assigned to such term as set forth in the Mortgage Loan Agreement.

 “Note” shall mean, collectively or individually as the context may require, Senior Mezzanine Note A-1, Senior Mezzanine Note A-2, and Senior Mezzanine Note A-3.

“O&M Agreement” shall mean, with respect to each Individual Property set forth on Schedule III hereof, that certain Senior Mezzanine Operations and Maintenance Agreement, dated as of the date hereof, between Borrower, the related Individual Mortgage Borrower, Maryland Owner and Mortgage Lender given in connection with the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Officer’s Certificate” shall mean a certificate delivered to Lender by Borrower which is signed by an authorized officer of the general partner, managing member of Borrower.

“Operating Expenses” shall have the meaning as set forth in the Mortgage Loan Agreement.

“Organizational Documents” means as to any Person, the certificate of incorporation and by-laws with respect to a corporation; the certificate of organization and operating agreement with respect to a limited liability company; the certificate of limited partnership and partnership agreement with respect to a limited partnership, or any other organizational or governing documents of such Person.

“Other Charges” shall have the meaning as set forth in the Mortgage Loan Agreement.

“Payment Date” shall mean the first (1st) day of each calendar month during the term of the Loan or, if such day is not a Business Day, the immediately preceding Business Day.

“Permitted Encumbrances” shall mean, with respect to an Individual Property, collectively, (a) the Liens and security interests created by the Loan Documents and the Mortgage Loan Documents, (b) all Liens, encumbrances and other matters disclosed in the Title Insurance Policies relating to such Individual Property or any part thereof, (c) Liens, if any, for Taxes imposed by any Governmental Authority not yet due or delinquent, (d) easements or other encumbrances granted pursuant to Section 5.2.10(e) hereof, and (e) such other title and survey exceptions as Lender has approved or may approve in writing in Lender’s reasonable discretion, which Permitted Encumbrances in the aggregate do not materially and adversely affect the value, operation or use of the applicable Individual Property as used on the Closing Date or Borrower’s ability to repay the Loan and/or Maryland Owner’s ability to repay the Maryland Owner Indebtedness.

“Permitted Investments” shall have the meaning set forth in the Mortgage Loan Agreement.

“Permitted Par Prepayment Date” shall mean the Payment Date three (3) months prior to the Maturity Date.

“Person” shall mean any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

“Personal Property” shall have the meaning set forth in the granting clause of the Mortgage with respect to each Individual Property.

“Physical Conditions Report” shall mean, with respect to each Individual Property, a report prepared by a company satisfactory to Lender regarding the physical condition of such Individual Property, satisfactory in form and substance to Lender in its sole discretion, which report shall, among other things, (a) confirm that such Individual Property and its use complies, in all material respects, with all applicable Legal Requirements (including, without limitation, zoning, subdivision and building laws) and (b) include a copy of a final certificate of occupancy with respect to all Improvements on such Individual Property.

“Pledge Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Pledgor” shall have the meaning as set forth in the Pledge Agreement.

“Policies” shall have the meaning specified in the Mortgage Loan Agreement.

“Policy” shall have the meaning specified in the Mortgage Loan Agreement.

“Prepayment Premium” shall mean the outstanding principal amount of the Loan being prepaid multiplied by (a) five percent (5.00%) if the relevant prepayment occurs on or prior to the forty-eighth (48th) Payment Date, (b) four percent (4.00%) if such prepayment occurs after the forty-eighth (48th) Payment Date, and through and including the sixtieth (60th) Payment Date, (c) three percent (3.00%) if the relevant prepayment occurs after the sixtieth (60th) Payment Date and through and including the seventy-second (72nd) Payment Date, (d) two percent (2.00%) if such prepayment occurs after the seventy-second (72nd) Payment Date and through and including the eighty-fourth (84th) Payment Date, and (e) one percent (1.00%) if such prepayment occurs after the eighty-fourth (84th) Payment Date and prior to the Permitted Par Prepayment Date.

“Prepayment Rate” shall mean the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of the date any payment is received which is governed by Section 2.3.3 has a remaining term to maturity closest to, but not exceeding, the remaining term to the Maturity Date, as most recently published in “Statistical Release H.15 (519), Selected Interest Rates,” or any successor publication, published by the Board of Governors of the Federal Reserve System, or on the basis of such other publication or statistical guide as Lender may reasonably select.

“Prepayment Release Date” shall mean the Payment Date immediately following the third (3rd) anniversary of the first Payment Date.

“Principal” shall have the meaning set forth in the Mortgage Loan Agreement.

“Properties” shall mean, collectively, each and every Individual Property which is subject to the terms of the Mortgage Loan Agreement.

“Provided Information” shall have the meaning set forth in Section 9.1.1 hereof.

“Qualifying Manager” shall mean a reputable and experienced management organization reasonably satisfactory to Lender, which organization or its principals possess at least ten (10) years’ experience in managing properties similar in scope, size, use and value of the applicable Individual Property, provided that, if a Securitization has occurred, Borrower shall have obtained prior written confirmation from the Rating Agencies that management of such Individual Property by such entity will not cause a downgrading, withdrawal or qualification of the then current rating of the Securities issued pursuant to the Securitization or, if a Securitization has not occurred, Borrower shall have obtained the prior written consent of Lender.  Lender acknowledges that on the Closing Date, Manager shall be deemed a Qualifying Manager.

“Rating Agencies” shall mean each of S&P and Realpoint, or such other nationally recognized statistical securities rating organizations as may be designated by Lender to assign a rating to all or any portion of the Securities.

“Realpoint” shall mean Realpoint LLC, a Pennsylvania limited liability company.

“Register” shall have the meaning set forth in Section 10.27 hereof.

“Related Entities” shall have the meaning set forth in Section 5.2.10(d) hereof.

“Release Amount” shall mean for an Individual Property the amount set forth on Schedule VI hereto, as the same may be reduced pursuant to Section 2.3.2 hereof.

“Release Debt Service Coverage Ratio” shall mean the product of 1.16 multiplied by a fraction of which (a) the numerator is the sum of the Release Amounts, the Mortgage Release Amounts and the Junior Mezzanine Release Amounts of all Properties subject to the Liens of the Mortgages (including the Individual Property to be released), and (b) the denominator is the sum of the then-current outstanding principal amounts of the Loan, the Mortgage Loan and the Junior Mezzanine Loans.

“Relevant Leasing Threshold” shall mean, with respect to each Individual Property, any Lease for an amount of leaseable square footage equal to or greater than ten thousand (10,000) square feet.

“Relevant Restoration Threshold” shall mean, with respect to the applicable Individual Property, two percent (2%) of the related Release Amount.

“REMIC Trust” shall mean a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code that holds a Note.

“Rents” shall mean, with respect to each Individual Property, all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, termination fees, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower, Mortgage Borrower or Maryland Owner or any agents or employees of Borrower, the related Individual Mortgage Borrower or Maryland Owner from any and all sources arising from or attributable to the Individual Property, and proceeds, if any, from business interruption or other loss of income insurance.

“REOA” shall mean each of those agreements more particularly set forth on Schedule XI attached hereto.

“Replacement Management Agreement” shall mean, collectively, (a) either (i) a management agreement with a Qualifying Manager substantially in the same form and substance as the Management Agreement, or (ii) a management agreement with a Qualifying Manager, which management agreement shall be reasonably acceptable to Lender in form and substance, provided, with respect to this subclause (ii), Lender, at its option, may require that Borrower shall cause Mortgage Borrower to obtain prior written confirmation from the applicable Rating Agencies that such management agreement will not cause a downgrade, withdrawal or qualification of the then current rating of the Securities or any class thereof and (b) a subordination of management agreement and subordination of management fees substantially in the form of the Assignment of Management Agreement (or of such other form and substance reasonably acceptable to Lender), executed and delivered to Lender by Borrower, the related Individual Mortgage Borrower or Maryland Owner, as the case may be, and such Qualifying Manager at Borrower’s, Mortgage Borrower’s and Maryland Owner’s expense.

“Replacement Reserve Account” shall have the meaning set forth in Section 7.3.1 hereof.

“Replacement Reserve Cap” shall have the meaning set forth in Section 7.3.1 hereof.

“Replacement Reserve Fund” shall have the meaning set forth in Section 7.3.1 hereof.

“Replacement Reserve Monthly Deposit” shall have the meaning set forth in Section 7.3.1 hereof.

“Replacements” shall have the meaning set forth in Section 7.3.1(a) hereof.

“Required Repair Account” shall have the meaning set forth in Section 7.1.1 hereof.

“Required Repair Fund” shall have the meaning set forth in Section 7.1.1 hereof.

“Required Repairs” shall have the meaning set forth in Section 7.1.1 hereof.

“Reserve Funds” shall mean, collectively, the Tax and Insurance Reserve Fund, the Replacement Reserve Fund, the Required Repair Fund, the Rollover Reserve Fund, the Ground Lease Reserve Fund, the Excess Cash Flow Reserve Fund and any other escrow fund established by the Loan Documents.

“Restoration” shall mean the repair and restoration of an Individual Property after a Casualty or Condemnation as nearly as possible to the condition the Individual Property was in immediately prior to such Casualty or Condemnation, with such alterations as may be reasonably approved by Lender.

“Restricted Party” shall mean collectively, (a) Borrower, Mortgage Borrower, Maryland Owner, Principal, Junior Mezzanine Borrower, Joint Venture Entity, and any Affiliated Manager and (b) any shareholder, partner, member, non-member manager, any direct or indirect legal or beneficial owner of, Borrower, Mortgage Borrower, Maryland Owner, Principal, Junior Mezzanine Borrower, any Affiliated Manager or any non-member manager.  “Restricted Party” shall not include Inland Equity Investors, LLC or its members or the holders, assignees or transferees of any direct or indirect ownership interests in Inland Equity Investors, LLC.

“Rollover Reserve Account” shall have the meaning set forth in Section 7.4.1 hereof.

“Rollover Reserve Fund” shall have the meaning set forth in Section 7.4.1 hereof.

“S&P” shall mean Standard & Poor’s Ratings Group, a division of the McGraw-Hill Companies.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities” shall have the meaning set forth in Section 9.1 hereof.

“Securities Act” shall have the meaning set forth in Section 9.2 hereof.

“Securitization” shall have the meaning set forth in Section 9.1 hereof.

“Senior Mezzanine Loan Cash Management Account” shall have the meaning set forth in Section 2.7.2 hereof.

“Senior Mezzanine Note A-1” shall mean that certain Senior Mezzanine Promissory Note A-1 of even date herewith in the principal amount of Forty Million and No/100 Dollars ($40,000,000.00), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Senior Mezzanine Note A-2” shall mean that certain Senior Mezzanine Promissory Note A-2 of even date herewith in the principal amount of Thirty Million and No/100 Dollars ($30,000,000.00), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Senior Mezzanine Note A-3” shall mean that certain Senior Mezzanine Promissory Note A-3 of even date herewith in the principal amount of Fifteen Million and No/100 Dollars ($15,000,000.00), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Servicer” shall have the meaning set forth in Section 9.6 hereof.

“Servicing Agreement” shall have the meaning set forth in Section 9.6 hereof.

“Severed Loan Documents” shall have the meaning set forth in Section 8.2(c) hereof.

“Severing Documentation” shall have the meaning set forth in Section 9.7 hereof.

“Sole Tenant” shall mean each Tenant under a Sole Tenant Lease.

“Sole Tenant Individual Property” shall mean each Individual Property set forth on Schedule XIV hereto.

“Sole Tenant Lease” shall mean, with respect to each Sole Tenant Individual Property, the Lease specified on Schedule XIV as the related “Sole Tenant Lease”.

“Special Purpose Entity” shall mean a corporation, limited partnership, limited liability company, or Delaware statutory trust which at all times on and after the Closing Date:

(i)

is organized solely for the purpose of acquiring, owning, holding, transferring, exchanging, managing and operating the Collateral, entering into this Agreement with Lender, refinancing the Collateral in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

(ii)

is not engaged and will not engage in any business unrelated to the acquisition, ownership, management or operation of the Collateral;

(iii)

does not and will not have any assets other than the Collateral;

(iv)

has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets, transfer of partnership, membership or beneficial or trustee interests (if such entity is a general partner in a limited partnership, a member in a limited liability company or a beneficiary of a Delaware trust), without the prior written consent of Lender and receipt of prior written confirmation from the applicable Rating Agencies that the same will not cause a downgrade, withdrawal or qualification of the then current rating of the Securities or any class thereof, any amendment of its limited partnership agreement, articles of incorporation, articles of organization, certificate of formation, operating agreement or trust formation and governance documents (as applicable) with respect to the matters set forth in this definition;

(v)

if such entity is a limited partnership, has as its only general partner, a Special Purpose Entity that is a corporation, limited partnership or limited liability company that satisfies the requirements of subparagraph (viii) below;

(vi)

if such entity is a corporation, has at least two (2) Independent Directors, and has not caused or allowed and will not cause or allow the board of directors of such entity to take any action related to a bankruptcy or insolvency proceeding or a voluntary dissolution without the unanimous affirmative vote of one hundred percent (100%) of the members of its board of directors, including the Independent Directors;

(vii)

if such entity is a limited liability company and such limited liability company has more than one member, such limited liability company has as its manager a Special Purpose Entity that is a corporation and that owns at least one percent (1.0%) of the equity of the limited liability company;

(viii)

if such entity is a limited liability company and such limited liability company has only one member, such limited liability company (a) has been formed under Delaware law, (b) has either a corporation or one (1) other person or entity that shall become a member of the limited liability company upon the dissolution or disassociation of the member, (c) has a board of directors with not less than two (2) Independent Directors, and (d) has a limited liability company agreement that does not and will not cause or allow its board of directors to take any action related to a bankruptcy or insolvency proceeding without the unanimous affirmative vote of one hundred percent (100%) of the members of its board of directors, including the Independent Directors;

(ix)

if such entity is a statutory trust, such statutory trust (a) has been formed under Delaware law, (b) has a board of trustees with not less than two (2) Independent Directors, and (c) has trust documents that do not and will not cause or allow its board of trustees to take any action related to a bankruptcy or insolvency proceeding without the unanimous affirmative vote of one hundred percent (100%) of the members of its board of trustees, including the Independent Directors;

(x)

if such entity is (a) a limited liability company, has articles of organization, a certificate of formation and/or an operating agreement, as applicable, (b) a limited partnership, has a limited partnership agreement, (c) a corporation, has a certificate or articles of incorporation and bylaws, as applicable, or (d) a Delaware statutory trust, has a trust certificate and trust agreement that, in each case, provide that such entity will not:  (1) dissolve, merge, liquidate, consolidate; (2) sell all or substantially all of its assets or the assets of the Borrower, Mortgage Borrower or Maryland Owner (as applicable); (3) except as permitted herein, engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this definition without the consent of the Lender and receipt of prior written confirmation from the applicable Rating Agencies that the same will not cause a downgrade, withdrawal or qualification of the then current rating of the Securities or any class thereof; or (4) without the affirmative vote of all its directors (including its Independent Directors) or if the entity is a limited partnership or limited liability company with more than one member, the affirmative vote of all of the directors (including the Independent Directors) of the general partner or managing member of such entity), or the vote of all of its administrative trustees (including its Independent Directors), file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

(xi)

except for capital contributions or capital distributions permitted under the terms and conditions of its organizational documents and applicable law and properly reflected on its books and records, has not entered into or been a party to, and will not enter into or be a party to, any transaction with its partners, members, beneficiaries, shareholders or Affiliates except in the ordinary course of its business and on terms which would be obtained in a comparable arm’s-length transaction with an unrelated third party;

(xii)

is solvent and pays its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same become due, and is maintaining adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; provided, however, that the foregoing shall not require any member, partner or beneficiary to make additional capital contributions;

(xiii)

has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

(xiv)

will file its own tax returns separate from those of any other Person, except to the extent that Borrower is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under applicable law;

(xv)

has maintained and will maintain its own resolutions and agreements;

(xvi)

(a) except as permitted by the Loan Documents and Mortgage Loan Documents, has not commingled and will not commingle its funds or assets with those of any other Person and (b) has not participated and will not participate in any cash management system with any other Person;

(xvii)

has held and will hold its assets in its own name;

(xviii)

has conducted and will conduct its business in its name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower, Mortgage Borrower or Maryland Owner;

(xix)

has maintained and will maintain its books, records, bank accounts, balance sheets, operating statements and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required or permitted by applicable accounting principles acceptable to Lender, consistently applied; provided, however, that appropriate notation shall be made on any such consolidated statements to indicate its separateness from such Affiliate and to indicate that its assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and such assets shall be listed on its own separate balance sheet;

(xx)

has and will maintain a sufficient number of employees in light of its contemplated business operations, which may be none;

(xxi)

has observed and will observe all partnership, corporate, limited liability company or Delaware statutory trust formalities, as applicable;

(xxii)

has and will have no Indebtedness (including loans (whether or not such loans are evidenced by a written agreement) between Borrower, Mortgage Borrower, Junior Mezzanine Borrower and/or Maryland Owner and any Affiliates of Borrower, Mortgage Borrower, Junior Mezzanine Borrower and/or Maryland Owner or relating to the management of funds in the segregated custodial account maintained by the Manager for the sole benefit of Borrower and Maryland Owner) other than (i) the Loan, (ii) liabilities incurred in the ordinary course of business relating to the ownership and operation of the Collateral and the routine administration of Borrower, Mortgage Borrower and/or Maryland Owner, which liabilities are (A) not more than sixty (60) days past the date incurred (unless disputed in accordance with applicable law), (B) not evidenced by a note, (C) paid when due, and (D) normal and reasonable under the circumstances, and (iii) such other liabilities that are permitted pursuant to this Agreement;

(xxiii)

except for any general partner of Borrower in such capacity, has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit or assets as being available to satisfy the obligations of any other Person;

(xxiv)

has not and will not acquire obligations or securities of its partners, members, beneficiaries or shareholders or any other Affiliate;

(xxv)

has allocated and will allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including, but not limited to, paying for shared office space and services performed by any employee of an Affiliate;

(xxvi)

has not maintained or used, and will not maintain or use, invoices and checks bearing its own name;

(xxvii)

has not pledged and will not pledge its assets to secure the obligations of any other Person;

(xxviii)

has held itself out and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name or in a name franchised or licensed to it by an entity other than an Affiliate of Borrower and not as a division or department of any other Person;

(xxix)

has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

(xxx)

has not made and will not make loans or advance to, or own or acquire any stock or securities of, any Person or hold evidence of indebtedness issued by any other person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

(xxxi)

has not identified and will not identify its partners, members, beneficiaries or shareholders, or any Affiliate of any of them, as a division or department of it, and has not identified itself and shall not identify itself as a division or department of any other Person;

(xxxii)

does not and will not have any of its obligations guaranteed by any Affiliate except as otherwise required in the Loan Documents;

(xxxiii)

has not formed, acquired or held and will not form, acquire or hold any subsidiary or own any equity interest in any other entity, except for the equity interests it currently owns in Mortgage Borrower, Principal and Maryland Owner; and

(xxxiv)

has complied and will comply with all of the terms and provisions contained in its organizational documents since its formation.  The statement of facts contained in its organizational documents are true and correct and will remain true and correct.

“State” shall mean, with respect to an Individual Property, the State or Commonwealth in which such Individual Property or any part thereof is located.

“Survey” shall mean a survey of the Individual Property in question prepared by a surveyor licensed in the State and satisfactory to Lender and the company or companies issuing the Title Insurance Policies, and containing a certification of such surveyor satisfactory to Lender.

“Tax and Insurance Reserve Fund” shall have the meaning set forth in Section 7.2 hereof regardless of whether the funds held therein are held by Lender for the payment of Taxes or Insurance Premiums or both.

“Tax and Insurance Reserve Account” shall have the meaning set forth in Section 7.2 hereof.

“Taxes” shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against any Individual Property or any part thereof.

“Tenant” shall have the meaning set forth in the Mortgage Loan Agreement.

“Threshold Amount” shall mean, with respect to the applicable Individual Property, two percent (2%) of the related Mortgage Release Amount.

“Transfer” shall have the meaning set forth in Section 5.2.10(b) hereof.

“Transferee” shall have the meaning set forth in Section 5.2.10(d) hereof.

“Transferee’s Principals” shall mean all members, partners or shareholders which directly or indirectly own an interest in Transferee.

“UCC” or “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the applicable State in which an Individual Property is located.

“University Individual Property” shall mean the Individual Property located in Tuscaloosa, Alabama.

“U.S. Obligations” shall mean non-redeemable securities evidencing an obligation to pay principal and/or interest in a full and timely manner that are (a) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, or (b) to the extent acceptable to the Rating Agencies, other “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended.

“Yield Maintenance Premium” shall mean an amount equal to the greater of (a) three percent (3%) of the outstanding balance of the Loan to be prepaid or satisfied and (b) the excess, if any, of (i) the sum of the present values of all then-scheduled payments of principal and interest under the Loan, assuming that all scheduled payments are made timely and that the remaining outstanding principal and interest on the Loan is paid on the Maturity Date (with each such payment and assumed payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to the Prepayment Rate when compounded semi-annually and deducting from the sum of such present values any short-term interest paid from the date of prepayment to the next succeeding Payment Date in the event that such payment is not made on a Payment Date), over (ii) the principal amount being prepaid.

Section 1.2

Principles of Construction.

  All references to sections and schedules are to sections and schedules in or to this Agreement unless otherwise specified.  All uses of the word “including” shall mean “including, without limitation” unless the context shall indicate otherwise.  Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.

ARTICLE II

GENERAL TERMS

Section 2.1

Loan Commitment; Disbursement to Borrower.

2.1.1

The Loan.  Subject to and upon the terms and conditions set forth herein, Lender hereby agrees to make and Borrower hereby agrees to accept the Loan on the Closing Date.

2.1.2

Disbursement to Borrower.  Borrower may request and receive only one borrowing hereunder in respect of the Loan and any amount borrowed and repaid hereunder in respect of the Loan may not be reborrowed.  Borrower acknowledges and agrees that the Loan has been fully funded as of the Closing Date.

2.1.3

The Note, Pledge Agreement and Loan Documents.  The Loan shall be evidenced by the Note and secured by the Pledge Agreement and the other Loan Documents.

2.1.4

Use of Proceeds.  Borrower shall use the proceeds of the Loan solely to (a) make an equity contribution to Mortgage Borrower and Maryland Owner in order to cause the Mortgage Borrower and Maryland Owner to use such amounts for any use permitted pursuant to Section 2.1.4 of the Mortgage Loan Agreement, (b) pay costs and expenses incurred in connection with the closing of the Loan, as approved by Lender, and (c) distribute the balance, if any, to Junior Mezzanine Borrower.

Section 2.2

Interest; Loan Payments; Late Payment Charge.

2.2.1

Interest Generally.  Interest on the outstanding principal balance of the Loan shall accrue from (and include) the Closing Date to but excluding the Maturity Date at the Interest Rate.

2.2.2

Interest Calculation.  Interest on the outstanding principal balance of the Loan shall be calculated by multiplying (a) the actual number of days elapsed in the Accrual Period, by (b) a daily rate based on the Interest Rate and a three hundred sixty (360) day year, by (c) the outstanding principal balance of the Loan.

2.2.3

Monthly Debt Service Payments.  Borrower shall pay to Lender on January 1, 2010 and each Payment Date thereafter up to but not including the Maturity Date, an amount equal to the Monthly Debt Service Payment Amount, which payments shall be applied to accrued and unpaid interest.

2.2.4

Payments Generally.  The first (1st) interest Accrual Period hereunder shall commence on and include the Closing Date and shall end on and include December 31, 2009.  Each interest accrual period thereafter shall commence on the first (1st) day of each calendar month during the term of the Loan and shall end on and include the final calendar date of such calendar month (the “Accrual Period”).  For purposes of making payments hereunder, but not for purposes of calculating Accrual Periods, if the day on which such payment is due is not a Business Day, then amounts due on such date shall be due on the immediately preceding Business Day and with respect to payments of principal due on the Maturity Date, interest shall be payable at the Interest Rate or the Default Rate, as the case may be, through and including the day immediately preceding such Maturity Date.  All amounts due under this Agreement and the other Loan Documents shall be payable without setoff, counterclaim, defense or any other deduction whatsoever. All payments due on account of the Loan and for any obligations due under the Loan Documents shall be made on a pro rata, pari passu basis with respect to Senior Mezzanine Note A-1, Senior Mezzanine Note A-2 and Senior Mezzanine Note A-3.

2.2.5

Payment on Maturity Date.  Borrower shall pay to Lender on the Maturity Date the outstanding principal balance of the Loan, all accrued and unpaid interest and all other amounts due hereunder and under the Note, the Pledge Agreement and the other Loan Documents.

2.2.6

Payments after Default.  Upon the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Loan and, to the extent permitted by law, all accrued and unpaid interest and other amounts due in respect of the Loan, shall accrue interest at the Default Rate, calculated from the date such payment was due without regard to any grace or cure periods contained herein.  Interest at the Default Rate shall be computed from the occurrence of the Event of Default until the earlier of (i) in the event of a non-monetary default, the cure of such Event of Default by Borrower, and (ii) in the event of a monetary default, the actual receipt and collection of the Debt (or that portion thereof that is then due).  To the extent permitted by applicable law, interest at the Default Rate shall be added to the Debt, shall itself accrue interest at the same rate as the Loan and shall be secured by the Pledge Agreement  This paragraph shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default and Lender retains its rights under the Note and this Agreement to accelerate and to continue to demand payment of the Debt upon the occurrence and continuance of any Event of Default.

2.2.7

Late Payment Charge.  If any principal, interest or any other sums due under the Loan Documents are not paid by Borrower on or prior to the date on which it is due (except, in the case of Debt Service, provided no Event of Default shall then exist and there are sufficient funds in the Senior Mezzanine Loan Cash Management Account to pay such Debt Service), Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid sum or the Maximum Legal Rate in order to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment.  Any such amount shall be secured by the Pledge Agreement and the other Loan Documents to the extent permitted by applicable law.  The foregoing late payment charge shall not apply to the payment of all outstanding principal, interest and other sums due on the Maturity Date.

2.2.8

Usury Savings.  This Agreement, the Note and the other Loan Documents are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate.  If, by the terms of this Agreement or the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder.  All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

2.2.9

Making of Payments.  Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 11:00 A.M., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at Lender’s office or as otherwise directed by Lender, and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

2.2.10

No Deductions, etc.  All payments made by Borrower hereunder or under the Note or the other Loan Documents shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaims.

Section 2.3

Prepayments.

2.3.1

Voluntary Prepayments.  (1)